File No. 2-77329
                                                               File No. 811-3458

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

            Pre-Effective Amendment No. ______
            Post-Effective Amendment No. 24

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

            Amendment No. 21


UNITED GOVERNMENT SECURITIES FUND, INC.
-------------------------------------------------------------------------
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas City                  66202-4200
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                       (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas    66201-9217
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

            _____ immediately upon filing pursuant to paragraph (b)
            _____ on (date) pursuant to paragraph (b)
            _____ 60 days after filing pursuant to paragraph (a)(1)
            __X__ on June 30, 1999 pursuant to paragraph (a)(1)
            _____ 75 days after filing pursuant to paragraph (a)(2)
            _____ on (date) pursuant to paragraph (a)(2) of Rule 485
            _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment
===========================================================================

                    DECLARATION REQUIRED BY RULE 24f-2 (a)(1)

      The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 (a)(1). Notice for the Registrant's fiscal year ended March 31, 1999 will be filed on or about June 25, 1999.

United Government Securities Fund, Inc.

This Fund seeks to provide as high a current income as is consistent with safety of principal by investing in a portfolio of debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Neither the United States, nor any agency of the United States, has guaranteed, sponsored or approved the Fund or its shares.

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
June 30, 1999

Table of Contents


AN OVERVIEW OF THE FUND.......................................................3


PERFORMANCE...................................................................5


FEES AND EXPENSES.............................................................5


THE INVESTMENT PRINCIPLES OF THE FUND........................................11

   Investment Goals, Principal Strategies and Other Investments..............11
      Risk Considerations of Principal Strategies and Other Investments......11

   Year 2000 and Euro Issues.................................................11


YOUR ACCOUNT.................................................................21

   Choosing a Class of Shares..................................................
      Sales Charge Reduction and Waivers.......................................
      Waivers for Certain Investors............................................

   Ways to Set Up Your Account...............................................21

   Buying Shares.............................................................22

   Minimum Investments.......................................................25

   Adding to Your Account....................................................25

   Selling Shares............................................................25

   Telephone Transactions......................................................

   Shareholder Services......................................................28
      Personal Service.......................................................28
      Reports................................................................28
      Exchanges..............................................................29
      Automatic Transactions for Class A Shareholders........................29

   Distributions and Taxes...................................................30
      Distributions..........................................................30
      Taxes..................................................................30


THE MANAGEMENT OF THE FUND...................................................33

   Portfolio Management......................................................34

   Management Fee............................................................35

FINANCIAL HIGHLIGHTS.........................................................

An Overview of the Fund

Goal

United Government Securities Fund, Inc. (the "Fund") seeks as high a current income as is consistent with safety of principal.

Principal Strategies

The Fund seeks to achieve its goal by investing primarily in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities").

Principal Risks of Investing in the Fund

Because the Fund owns different types of fixed-income instruments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which can cause the value of the Fund's fixed-income securities to decline;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o    prepayment of higher-yielding bonds; and

o the skill of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, in evaluating and selecting securities for the Fund.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

The Fund is designed for investors who seek current income and the relative security of investing in U.S. Government securities. You should consider whether the Fund fits your particular investment objectives.

Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

o The chart presents the total annual returns for Class A and shows how performance has varied from year to year over the past ten years.

o The table shows Class A and Class Y average annual returns and compares them to the market indicators listed.

o Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)

                 1989                                      11.69%
                 1990                                       7.27%
                 1991                                      16.07%
                 1992                                       7.54%
                 1993                                       9.99%
                 1994                                      -3.88%
                 1995                                      19.30%
                 1996                                       1.77%
                 1997                                       9.16%
                 1998                                       7.49%

     In the period shown in the chart, the highest quarterly return was 6.84% (the second quarter of 1990) and the lowest quarterly return was -3.32% (the first quarter of 1994). The Class A return for the fiscal year ended March 31, 1999, was 5.44%.

     The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown. Class Y shares are not subject to a sales charge.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                             1 Year           5 Years          10 Years
                                             ------------------------------------------
Class A Shares of the Fund                     2.92%            5.57%             7.99%
Salomon Brothers Treasury/
     Government Sponsored/
     Mortgage Bond Index                       8.76%            7.20%             9.18%
Lipper General U. S. Government
     Fund Universe Average                     8.05%            6.14%             8.19%

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                             1 Year       Life of Class*
                                             ---------------------------
Class Y Shares of the Fund                     7.75%            7.64%
Salomon Brothers Treasury/
     Government Sponsored/
     Mortgage Bond Index                       8.76%            8.05%
Lipper General U. S.  Government
     Fund Universe Average                     8.05%            7.12%

The table reflects the maximum sales charge that you may be required to pay upon purchase of the Fund's Class A shares.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

*Since September 27, 1995 for Class Y shares. Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of October 1, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees                                            Class A          Class Y
(fees paid directly from                                     Shares           Shares
     your investment)                                        -------          -------
Shareholder Fees
(fees paid directly from
     your investment)

Maximum Sales Charge (Load)
     Imposed on Purchases
     (as a percentage of
     offering price)                                          4.25%             None

Maximum Deferred Sales
     Charge (Load)                                            None              None
     (as a percentage of
     amount invested)

Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends (and other
     Distributions)                                           None              None

Redemption Fees                                               None              None

Exchange Fee                                                  None              None

Maximum Account Fee                                           None              None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                               0.%               0.%
Distribution and
     Service (12b-1) Fees(1)                                  0.%               0.%
Other Expenses                                                0.%               0.%
Total Annual Fund
     Operating Expenses                                       0.%               0.%

--------
(1) It is possible that long-term Class A shareholders of the Fund may bear 12b-1 distribution fees that are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                              Class A           Class Y

1 year                                              $                 $

3 years                                             $                 $

5 years                                             $                 $

10 years                                            $                 $


Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

The Investment Principles of the Fund

Investment Goal, Principal Strategies and Other Investments

The goal of the Fund is high current income consistent with safety of principal. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of U.S. Government securities. U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. There is no guarantee that the Fund will achieve its goal.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agency's obligations, while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. The Fund may invest a significant portion of its assets in mortgage-backed securities guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in U.S. Treasury securities and/or its cash position. Taking a defensive position may reduce the Fund's yield.

The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund may also invest in options, futures contracts, asset-backed securities and other derivative instruments if the return on, or value of, the derivative is based on the return on, or value of, U.S. Government securities. You will find more information in the Statement of Additional Information ("SAI") about the Fund's permitted investments and strategies, as well the restrictions that apply to them.

Risk Considerations of Principal Strategies and Other Investments

     Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund depends on the credit quality of the underlying securities in which it invests.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund. Similarly, the issuers in whose securities the Fund invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Fund.

Your Account

Choosing a Share Class

This Prospectus offers two classes of shares of the Fund: Class A and Class Y. Each class has its own sales charge, if any, and expense structure. You should choose the class for which you are eligible and that seems best for you, which usually depends on how much you plan to invest and how long you plan to hold your shares. Class A shares are available for both individual and institutional investors. Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make the future investment.

Class A shares are subject to a sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are higher than those for Class Y.

                                          Sales
                         Sales           Charge
                        Charge             as
                          as             Approx.
                        Percent          Percent
                          of               of
Size of                Offering          Amount
Purchase                 Price          Invested
--------               --------         --------
Under
     $100,000            4.25%            4.44%

$100,000
     to less
     than
     $300,000            3.25             3.36

$300,000
     to less
     than
     $500,000            2.50             2.56

$500,000
     to less
     than
     $1,000,000          1.75             1.78

$1,000,000
     to less
     than
     $2,000,000          1.00             1.01

$2,000,000
     and over            0.00             0.00

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the funds in the United Group, except shares of United Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("rights of accumulation");

o Grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"); and

o    Grouping purchases by certain related persons.

Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

         Class A shares may be purchased at NAV by:

o The Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

o    Certain retirement plans and certain trusts for these persons; and


o    A 401(k) plan or a 457 plan having 100 or more eligible employees.

     You will find more information in the SAI about sales charge reductions and waivers.

Class Y shares are not subject to a sales charge or annual 12b-1 fees and thus may cost you less than if you had bought Class A shares. Class Y shares are only available for purchase by:

o    participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

o government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

     The different ways to set up (register) your account are listed below.

                           Ways to Set Up Your Account

----------------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

----------------------------------------------------------

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

----------------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible.

o Individual Retirement Accounts (IRAs) allow an individual under 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make non-deductible contributions up to $2,000 per year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with non-deductible contributions, and permit withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

o 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

--------------------------------------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

--------------------------------------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

----------------------------------------------------------

Buying Shares

     You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

     To purchase Class Y shares by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     To purchase Class A and Class Y shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     You may also buy Class Y shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy Class Y shares.

     The price to buy a share of the Fund, called the offering price, is calculated every business day.

     The offering price of a share (price to buy one share of a particular class) is the Fund's net asset value ("NAV") per share of that class, plus for Class A shares the sales charge shown in the table above.

In the calculation of the Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

     The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o    Orders are accepted only at the home office of Waddell & Reed, Inc.

o    All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o The Fund does not issue certificates representing Class Y shares of the Fund.

o If you purchase Class Y shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

     For Class A shares, the Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing services to Class A shareholders or maintaining Class A shareholder accounts. Because the Plan fees are paid out of the Class A assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Minimum Investments

For Class A:

To Open an Account         $500

For certain exchanges      $100

For certain retirement accounts and accounts opened with Automatic Investment
Service                    $50

For certain retirement accounts and accounts opened through payroll deductions
for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates     $25

To Add to an Account

For certain exchanges      $100

For Automatic Investment
Service                    $25

For Class Y:

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first
              twelve
              months)

For other
investors:    Any amount

To Add to An Account                Any amount

Adding to Your Account

     Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

     To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration and that you wish to purchase Class A or Class Y shares of the Fund.

      Mail to Waddell & Reed, Inc. at:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

     To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

     If you purchase Class Y shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one share of a particular class) is the Fund's NAV per share of that class.

     To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o    the name on the account registration;
o    the Fund's name;
o    the Fund account number;
o    the dollar amount or number, and the class, of shares to be redeemed; and
o    any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

     To sell shares by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms of checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

     To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465, or fax your request to 913-236-5044, and give your instructions to redeem Class Y shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

     When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you hold a certificate, it must be properly endorsed and sent to the Fund.

o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o There is an initial charge of $10 for establishing the check writing privilege, but there are no additional charges for the maintenance of the privilege or for processing checks.

o The check writing privilege is not available for shares represented by certificates or for retirement plan accounts.

o If you have elected the check writing privilege, UMB Bank, n.a. (the "Bank") will request that the Fund redeem a sufficient number of full and fractional shares in your account to cover the amount of the check when a check is presented to the Bank for payment. You will continue to receive dividends on those shares equaling the amount being redeemed until such time as the check is presented to the Bank for payment. No "stop-payment" order can be placed against the checks. Checks may be dishonored if shares were recently purchased as discussed above or if the NAV per share has declined so that there are insufficient shares to be redeemed to cover the amount of the check.

o As with any redemption of shares, redemption by check writing will, for Federal income tax purposes, result in a capital gain or loss on shares redeemed.

o If you purchased Class Y shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell Class Y shares when that firm (or its designee) has received your order. Your order will receive the Class Y NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Class Y shares at that day's price.

                     Special Requirements for Selling Shares

                Account Type                           Special Requirements
                ------------                           --------------------

Individual or Joint Tenant                    The written instructions must be
                                              signed by all persons required to
                                              sign for transactions, exactly as
                                              their names appear on the account.
Sole Proprietorship                           The written instructions must be
                                              signed by the individual owner of
                                              the business.
UGMA, UTMA                                    The custodian must sign the
                                              written instructions indicating
                                              capacity as custodian.
Retirement Account                            The written instructions must be
                                              signed by a properly authorized
                                              person.
Trust                                         The trustee must sign the written
                                              instructions indicating capacity
                                              as trustee. If the trustee's name
                                              is not in the account
                                              registration, provide a currently
                                              certified copy of the trust
                                              document.
Business or Organization                      At least one person authorized by
                                              corporate resolution to act on the
                                              account must sign the written
                                              instructions.
Conservator, Guardian or Other Fiduciary      The written instructions must be
                                              signed by the person properly
                                              authorized by court order to act
                                              in the particular fiduciary
                                              capacity.

     The Fund may require a signature guarantee in certain situations such as:

o    a redemption request made by a corporation, partnership or fiduciary;

o    a redemption request made by someone other than the owner of record; or

o    the check is made payable to someone other than the owner of record.

     This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

     The Fund reserves the right to redeem at NAV all your Fund shares if their aggregate NAV is less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

     You may reinvest, without charge, all or part of the amount of Class A shares you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of the Fund.

     Payments of principal and interest on loans made pursuant to Waddell & Reed's 401(k) prototype plan may be reinvested, without payment of a sales charge, in Class A shares of any United Group fund in which the plan may invest.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

     Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

o    obtain information about your accounts;

o    obtain price information about other funds in the United Group; or

o    request duplicate statements and reorder checks.

Reports

     Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o    year-to-date statements (quarterly)

o    annual and semiannual reports to shareholders (every six months)

     To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

     You may sell your shares and buy shares of the same class of other funds in the United Group. As well, exchanging Class Y shareholders may buy Class A shares of United Cash Management, Inc.

     You may exchange any Class A shares of the Fund that you have held for at least six months and any Class A shares of the Fund acquired by reinvestment of a dividend or distribution for Class A shares of any other fund in the United Group. You may exchange any Class A shares of the Fund that you have held for less than six months only for Class A shares of United Municipal Bond Fund, Inc. or United Municipal High Income Fund, Inc.

     You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A Shareholders

     Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

     Regular Investment Plans allow you to transfer money into your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

     Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

                            Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Class A Fund account

                  Minimum           Frequency
                  $25               Monthly

Funds Plus Service

To move money from United Cash Management, Inc. to the Fund whether in the same or a different Class A account

                  Minimum           Frequency
                  $100              Monthly

Distributions and Taxes

Distributions

     The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Usually the Fund distributes net investment income monthly on the 27th day of each month or on the last business day prior to the 27th if the 27th falls on a weekend or holiday. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. When shares are redeemed, any declared but unpaid dividends on those shares will be paid with the next regular dividend payment and not at the time of redemption. Net capital gains usually are distributed in December.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in shares of the same class, but you will be sent a check for each dividend distribution, however, if the dividend distribution is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than ten dollars. If the total distribution is less than ten dollars, it will be automatically paid in additional shares of the same class of the Fund.

     For retirement accounts, all distributions are automatically paid in Fund shares.

Taxes

     As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

     Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) may be taxable at different rates depending on how long the Fund held the assets generating the gains, but generally are taxed at a maximum rate of 20%.

     The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

     No portion of the dividends paid by the Fund will be eligible for the dividends-received deduction allowed to corporations.

     Withholding. The Fund must withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for shareholders subject to backup withholding.

     Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Class A Fund shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A Fund shares or acquire Class A shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

     State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund


Portfolio Management

     The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since 1940 or the inception of the company, whichever was later. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     James C. Cusser is primarily responsible for the management of the portfolio of the Fund. Mr. Cusser has held his Fund responsibilities since January 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.

     Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Management Fee

     Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

     The management fee is payable by the Fund at the annual rates of: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

     Prior to July 1, 1999, the management fee was determined on the basis of the combined net asset values of all the funds in the United Group at the annual rates shown in the following table and then allocated pro rata to the Fund based on its relative net assets at the annual rates shown in the following table:

Group Fee Rate

     Annual
Group Net                         Group
Asset Level                     Fee Rate
(all dollars                    For Each
in millions)                      Level
------------                    ---------

From $0
     to $750                    .51 of 1%

From $750
     to $1,500                  .49 of 1%

From $1,500
     to $2,250                  .47 of 1%

From $2,250
     to $3,000                  .45 of 1%

From $3,000
     to $3,750                  .43 of 1%

From $3,750
     to $7,500                  .40 of 1%

From $7,500
     to $12,000                 .38 of 1%

Over $12,000                    .36 of 1%

     Management fees for the fiscal year ended March 31, 1999 were 0.% of the Fund's average net assets.

Financial Highlights

     The following information is to help you understand the financial performance of the Fund's Class A* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 1999, are included in the SAI, which is available upon request.

            For a Class A share outstanding throughout each period.*

                                           For the fiscal year ended March 31,
                                        ----------------------------------------
                                        1999    1998     1997     1996     1995
Class A Per Share Data                  ----    ----     ----     ----     ----
Net asset value,
     beginning of period ......                $5.19    $5.32   $5.13    $5.23
                                       -----   -----    -----    -----    -----
Income from investment
     operations:
     Net investment income ....                 0.33     0.33    0.34     0.32
     Net realized and unrealized
         gain (loss) on
         investments ..........                 0.27    (0.13)   0.19    (0.10)
                                       -----   -----    -----    -----    -----
Total from investment
     operations ...............                 0.60     0.20    0.53     0.22
                                       -----   -----    -----    -----    -----
Less dividends declared from
     net investment income ....                (0.33)   (0.33)  (0.34)   (0.32)
                                       -----   -----    -----    -----    -----
Net asset value,
     end of period ............                $5.46    $5.19   $5.32    $5.13
                                       =====   =====    =====    =====    =====
Total return** ................                11.84%    3.75%  10.48%    4.49%
Class A Ratios/Supplemental Data
Net assets, end
     of period (000
     omitted) .................             $130,764 $128,942 $146,594 $149,533
Ratio of expenses to
     average net assets .......                 0.89%    0.91%   0.83%    0.82%
Ratio of net investment
     income to average
     net assets ...............                 6.14%    6.17%   6.34%    6.30%
Portfolio turnover
     rate .....................                35.18%   34.18%  63.05%   41.57%

 *On July 31, 1995, Fund shares outstanding were designated Class A shares. **Total return calculated without taking into account the sales load deducted on an initial purchase.

             For a Class Y Share Outstanding Throughout Each Period:

                                                                                                  For the
                                                For the fiscal year                                period
                                                  ended March 31,                           from 9/27/95*
                                         -------------------------------------------              through
                                             1999            1998             1997                3/31/96
                                         --------          --------         --------        -------------
Class Y Per-Share Data
Net asset value,
   beginning of period.............      $                $ 5.19            $ 5.32              $ 5.33
                                            -----         ------            ------              ------
Income from investment
   operations:
   Net investment
      income .......................                        0.34              0.34                0.17
   Net realized and
      unrealized gain
      (loss) on
      investments...................                        0.27             (0.13)              (0.01)
                                            -----         ------            ------              ------
Total from investment
   operations.......................                        0.61              0.21                0.16
                                            -----         ------            ------              ------
Less dividends declared
   from net investment
   income...........................                       (0.34)            (0.34)              (0.17)
                                            -----         ------            ------              ------
Net asset value,
   end of period....................     $                $ 5.46            $ 5.19              $ 5.32
                                            =====         ======            ======              ======
Total return .......................            %          12.02%             3.99%               3.04%
Class Y Ratios/Supplemental Data
Net assets, end of
   period (000
   omitted) ........................     $                $2,585            $  659              $  542
Ratio of expenses
   to average net
   assets...........................            %           0.66%             0.67%               0.60%**
Ratio of net
   investment income
   to average net
   assets...........................            %           6.37%             6.41%               6.40%**
Portfolio
   turnover rate....................            %          35.18%            34.18%**            63.05%**

   *Commencement of operations.
  **Annualized.

United Government Securities Fund, Inc.

Custodian                                         Underwriter
     UMB Bank, n.a.                                    Waddell & Reed, Inc.
     Kansas City, Missouri                             6300 Lamar Avenue
                                                       P. O. Box 29217
Legal Counsel                                          Shawnee Mission, Kansas
     Kirkpatrick & Lockhart LLP                            66201-9217
     1800 Massachusetts Avenue, N. W.                  (913) 236-2000
     Washington, D. C.  20036                          (800) 366-5465

Independent Auditors                              Shareholder Servicing Agent
     Deloitte & Touche LLP                             Waddell & Reed
     1010 Grand Avenue                                     Services Company
     Kansas City, Missouri                             6300 Lamar Avenue
         64106-2232                                    P. O. Box 29217
                                                       Shawnee Mission, Kansas
Investment Manager                                         66201-9217
     Waddell & Reed Investment                         (913) 236-2000
         Management Company                            (800) 366-5465
     6300 Lamar Avenue
     P. O. Box 29217                              Accounting Services Agent
     Shawnee Mission, Kansas                           Waddell & Reed
         66201-9217                                        Services Company
     (913) 236-2000                                    6300 Lamar Avenue
     (800) 366-5465                                    P. O. Box 29217
                                                       Shawnee Mission, Kansas
                                                            66201-9217
                                                       (913) 236-2000
                                                       (800) 366-5465

United Government Securities Fund, Inc.
PROSPECTUS
June 30, 1999

You can get more information about the Fund in--

     o its Statement of Additional Information (SAI) dated June 30, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

     o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested at request@waddell.com.


Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is:  811-3458.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-366-5465


printed on recycled paper                                         NUP2011(6-99)

                     UNITED GOVERNMENT SECURITIES FUND, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                   (913) 236-2000
                                   (800) 366-5465


                                  June 30, 1999



                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the Class A shares and the Class Y shares of United Government Securities Fund, Inc. (the "Fund") dated June 30, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.




                                TABLE OF CONTENTS

      Performance Information .......................................  2


      Investment Strategies, Policies and Practices..................  4


      Investment Management and Other Services ...................... 25

      Purchase, Redemption and Pricing of Shares .................... 30

      Directors and Officers ........................................ 45

      Payments to Shareholders ...................................... 50

      Taxes ......................................................... 52

      Portfolio Transactions and Brokerage .......................... 54

      Other Information ............................................. 56

      Financial Statements .......................................... 58

     United Government Securities Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on March 26, 1982.


                             PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return, yield information and/or performance rankings in advertisements and sales materials.


Total Return


     The total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 4.25%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is


                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              REV = Ending redeemable value of the $1,000 investment for the periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


     The average annual total return quotations for Class A shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:


                                                    With      Without
                                                 Sales Load  Sales Load
                                                  Deducted    Deducted


One-year period from April 1, 1998 to
   March 31, 1999:                                   %           %

Five-year period from April 1, 1994 to
   March 31, 1999:                                   %           %

Ten-year period from April 1, 1989 to
   March 31, 1999:                                   %           %


     Prior to July 31, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.


     The average annual total return quotations for Class Y shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One year period from April 1, 1998 to
   March 31, 1999                                       %
Period from September 27, 1995* to March 31, 1999:


*Date of inception.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield


     Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:


                                    6
       Yield =    2((((a - b)/cd)+1)  -1)

     Where, with respect to a particular class of the Fund:

           a =    dividends and interest earned during the period.
           b =    expenses accrued for the period (net of reimbursements).
           c =    the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
           d =    the maximum offering price per share of the class on the last day of the period.


     The yield for Class A shares of the Fund computed according to the formula for the 30-day or one month period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is %. The yield for Class Y shares of the Fund computed according to the formula for the 30-day or one month period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is %.


     Changes in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.


Performance Rankings


     Waddell & Reed, Inc., or the Fund, also may, from time to time, publish in advertisements and sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.


     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.



                    INVESTMENT STRATEGIES POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.



Specific Securities and Investment Practices

    U.S. Government Securities


     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.


     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.


     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     Among the U.S. Government securities that the Fund may purchase are "mortgage-backed securities" issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

    Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.


    Mortgage-Backed and Asset-Backed Securities


     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.


     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.


     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.


    Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

    Bank Deposits


     The Fund may invest in deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks of varying maturities) to the extent that the principal of such deposits is insured by the Federal Deposit Insurance Corporation ("FDIC"); such deposits are referred to as "Insured Deposits." Such insurance (and, accordingly, the Fund's investment) is currently limited to $100,000 per bank; any interest above that amount is not insured. Insured Deposits are not marketable and are treated as illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand. See "Illiquid Investments."


    Lending Securities


     Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. The Fund makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.

     Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.


     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (the "NYSE") which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to (i) whom securities may be loaned, (ii) the investment of cash collateral, or
(iii) voting rights.

    Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements. As a fundamental policy, the Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

    When-Issued and Delayed-Delivery Transactions


     The Fund may also purchase U.S. Government securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The U.S. Government securities so purchased by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases U.S. Government securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or liquid assets, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other U.S. Government securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.


    Restricted Securities


     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."


    Illiquid Investments


     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (i)  repurchase agreements not terminable within seven days;

     (ii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;

     (iii) securities for which market quotations are not readily available;

     (iv) Insured Deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

     (v)  securities involved in swap, cap, collar and floor transactions;

     (vi) non-government stripped fixed-rate mortgage-backed securities and

     (vii) over-the-counter ("OTC") options and their underlying collateral.


     The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


    Indexed Securities

     Indexed securities are securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators. The Fund may invest in indexed securities only if they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities (subject to its operating policy regarding derivative instruments).


     Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security to which they are indexed and may also be influenced by interest rate changes in the United States. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Certain indexed securities that are not traded on an established market may be deemed illiquid.


    Options, Futures and Other Strategies


     General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage risks of the Fund's investments that can affect fluctuation in its net asset value.


     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."


     In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.


     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.


     (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.


     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.


     Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.


     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on such futures can serve as a long hedge, and the sale of futures or the purchase of put options on such futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the nature of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions, rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     To the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.


     Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.


     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.


     The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Fund's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and the types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

       (i) Purchase or sell any securities or physical commodities other than U.S. Government securities; however, this policy shall not prevent the Fund from purchasing and selling (a) foreign currency if a U.S. Government Security that the Fund owns or intends to acquire is denominated in that foreign currency and (b) futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments if the return on, or value of, the financial instrument is based on the return on or value of U.S. Government securities;


       (ii) Buy any voting securities, any mineral related programs or leases or any shares of other investment companies;

       (iii) Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments which it may otherwise buy even though the issuer invests in real estate or interests in real estate;


       (iv) Make loans other than certain limited types of loans as indicated above; the Fund can buy debt securities and other obligations consistent with its goal and other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above (see "Repurchase Agreements" above);


       (v) Participate on a joint, or a joint and several, basis in any trading account in any securities;

       (vi) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

       (vii) Engage in the underwriting of securities, that is, the selling of securities for others;


       (viii) Borrow to purchase securities or increase income, but only to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's assets. The Fund will not purchase securities while outstanding borrowings are more than 5% of the value of its assets. Interest on borrowing would reduce the Fund's income; or

       (ix)   Issue senior securities.

     The following investment restriction is not fundamental and may be changed by the Board of Directors without shareholder approval:

       (i) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid securities.

     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or describes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstance will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


Portfolio Turnover


     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares. The Fund's portfolio turnover rate for the fiscal years ended March 31, 1999 and 1998 was % and 35.18%, respectively.



                    INVESTMENT MANAGEMENT AND OTHER SERVICES


The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed. Inc. is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.


     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which Target/United Funds, Inc. is the underlying investment vehicle.


Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services


     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the fiscal years ended March 31, 1999, 1998 and 1997 were $ , $516,182 and $559,782, respectively.


     For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month, and $.75 for each shareholder check it processes. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs, microfilm and storage costs for certain documents, forms, printing and mailing costs, and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

      From $    0 to $   10                            $      0
      From $   10 to $   25                            $ 10,000
      From $   25 to $   50                            $ 20,000
      From $   50 to $  100                            $ 30,000
      From $  100 to $  200                            $ 40,000
      From $  200 to $  350                            $ 50,000
      From $  350 to $  550                            $ 60,000
      From $  550 to $  750                            $ 70,000
      From $  750 to $1,000                            $ 85,000
           $1,000 and Over                             $100,000


     Fees paid to the Agent for the fiscal years ended March 31, 1999, 1998 and 1997 were $ , $40,000 and $40,000, respectively.


     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.


     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended March 31, 1999, 1998 and 1997 were $ , $292,989 and $274,363, respectively. The amounts retained by Waddell & Reed, Inc. for each fiscal year were $ , $123,079 and $116,643, respectively.

     No portion of the sales charge is reallowed to dealers. A major portion of the sales charge for Class A shares is paid to financial advisors and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales charge.


     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Distribution and Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.


     Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares.

     Fees paid (or accrued) as distribution and service fees by the Fund with respect to Class A shares for the fiscal year ended March 31, 1999 were $. To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution and service activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. The Plan is anticipated to benefit the Fund and its Class A shareholders through Waddell & Reed, Inc.'s activities not only to distribute the Class A shares of the Fund but also to provide personal services to Class A shareholders and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that Class A shareholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a Class A shareholder's share of Fund and Class A expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of Class A shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Class A shareholders.

     The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.


     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.


                     PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

     The net asset value of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.


     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of March 31, 1999 was as follows:

      Netasset value per Class A share (Class A net assets
         divided by Class A shares outstanding) ............     $
      Add:  selling commission (4.25% of offering
         price) ............................................      .
                                                                 -----
      Maximum offering price per Class A share
         (Class A net asset value divided by 95.75%)........     $
                                                                 =====


     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is the net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

      Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value and offering price per share are ordinarily computed once each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.


     The Board of Directors has decided to use the prices quoted by a dealer in bonds which offers a pricing service to value U.S. Government securities. The Board believes that such a service does quote their fair value. The Board, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of U.S. Government securities held by the Fund.

     Short-term U.S. Government securities are valued at amortized cost, which approximates market value. Securities or other assets which are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     Puts, calls and Government securities Futures purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session of option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session of commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.


     When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investments is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.


Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500, with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates, or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.


Reduced Sales Charges (Applicable to Class A Shares Only)


       Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;


6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), salary reduction plan account under Section 457 of the Code, provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and


7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

      All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:     H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:     H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.


     All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.


Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

      Account grouping as described above is available under the following circumstances.


     One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

    Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund.
            W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase of Class A shares in excess of $100,000. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced sales charge and provide Waddell & Reed. Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

    Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

     Statements of Intention are not available for purchases made under a SEP where the employer has elected to have all purchases under the SEP grouped.

   Other Funds in the United Group


     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.


Net Asset Value Purchases of Class A Shares


     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Employees" also includes individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.


     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.


     Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.


Reasons for Difference in Public Offering Price of Class A Shares

     As described herein and in the Prospectus for Class A shares there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distribution), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service ("the Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available through Waddell & Reed, Inc.

     To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     You can choose to have your shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed. You can change to any one of the other choices originally available to you. You may at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

       Class A Share Exchanges

     You may decide you would rather own Class A shares of one or more of the other funds in the United Group rather than Class A shares of the Fund. You may exchange Class A shares of the Fund if you have held the shares for at least six months unless the exchange is for Class A shares of United Municipal Bond Fund, Inc. or United Municipal High Income Fund, Inc. or unless the Class A shares of the Fund were acquired by reinvestment of a dividend or distribution, in which cases there is no holding period. You may exchange for Class A shares of another fund without payment of an additional sales charge. You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.

     Class A shares of the Fund may be received in exchange for Class A shares of any of the other funds in the United Group, except for shares of United Cash Management, Inc., acquired by direct purchase or received in payment of dividends on those shares.

     Subject to the above rules, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A or shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

     Class Y Share Exchanges

     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

     General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

     As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached the age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of multiple Education IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Additional Information on Check Writing

     Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to the Fund's transfer agent. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact the Shareholder Servicing Agent for further information.


                             DIRECTORS AND OFFICERS


     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*

     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of the Fund and each of the other funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615

     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116

     President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California 94025

     President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606

     First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma 73072

     General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977

     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*

     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of the Fund and each of the other funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.

HENRY J. HERRMANN*

     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158

     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118

     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas 66208

     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112

     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113

     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217

     Retired. Date of birth: August 7, 1935.

Helge K. Lee

     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates. Date of birth: March 30, 1946.

Theodore W. Howard

     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.


John M. Holliday

     Vice President of the Fund and eight other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company. Date of birth: June 11, 1935.

James C. Cusser

     Vice President of the Fund and two other funds in the Fund Complex; Vice President of WRIMCO. Date of birth: May 30, 1949.

     The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.


     The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a Director may elect after resignation from the Board provided the Director has attained the age of 70 and has served as a Director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

     The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. During the Fund's fiscal year ended March 31, 1999, the Fund's Directors received the following fees for service as a director:


                               Compensation Table

                                                    Total
                                Aggregate       Compensation
                              Compensation        From Fund
                                  From            and Fund
Director                          Fund            Complex*
                              ------------      ------------

Robert L. Hechler
Henry J. Herrmann
Keith A. Tucker                       0                 0
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Glendon E. Johnson
William T. Morgan
Ronald C. Reimer
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III


*No pension or retirement benefits have been accrued as a part of Fund expenses.


     Mr. Gardner was elected as a Director on August 18, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.


Shareholdings


     As of May 31, 1999, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of May 31, 1999, regarding the ownership of the Fund's shares.


                                                Shares owned
Name and Address                                Beneficially
of Beneficial Owner               Class         or of Record        Percent
-------------------               -----         ------------        -------

Waddell & Reed                   Class Y                              %
   Financial, Inc.
Savings & Investment Plan
6300 Lamar Avenue
Overland Park KS 66201

Torchmark Corporation            Class Y
Savings & Investment Plan
2001 Third Avenue South
Birmingham AL 35202


                            PAYMENTS TO SHAREHOLDERS


General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends.

     Ordinarily, on the 27th day of each month or on the preceding business day if the 27th falls on a Saturday, Sunday or holiday, all dividends declared since the last dividend payment are paid. The shares whose holders are entitled to receive each such dividend are those shares which are held on the Fund's books at the close of business on the prior day. Therefore, dividends are ordinarily paid on shares starting on the day after they are issued and on the day they are redeemed. When shares are redeemed, any declared but unpaid dividends on these shares will ordinarily be paid on the shares with the next regular dividend payment and not at the time of redemption.


     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net realized capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has applicable net capital losses carried over from a prior year or years to offset the gains.


Choices You Have on Your Dividends and Distributions


     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, however, a total dividend and/or distribution amount less than ten dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends, however, a total dividend amount less than ten dollars will be automatically paid in shares of the Fund of the same class as that with respect to which it was paid and want your distributions reinvested in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the payment date for the dividend or distribution, although this could be changed by the Board of Directors.


     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.


                                      TAXES


General


     The Fund has qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income(consisting generally of taxable net investment income and net short-term capital gains) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Options and Futures Contracts

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from transactions in options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.


     Certain options and futures in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.


     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The Regulations under section 1092 also provide certain "wash sale" rules that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

     If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys and sells. However, sometimes a better negotiated commission is available through combined orders.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.


     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.


     As of March 31, 1999, the Fund owned J. P. Morgan & Co. Inc. securities in the aggregate amount of $11,390,000. J. P. Morgan & Co. Inc. is a regular broker of the Fund.


     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.


                                OTHER INFORMATION


The Shares of the Fund


     The Fund offers two classes of shares: Class A and Class Y. Each class represents interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

22.   Financial Statements
      --------------------

      (a)  Financial Statements -- United Government Securities Fund, Inc.

           Included in Part B:
           -------------------

           As of March 31, 1999
             Statement of Assets and Liabilities

           For the fiscal year ended March 31, 1999
             Statement of Operations

           For each of the two years in the period ended March 31, 1999
             Statement of Changes in Net Assets

           Schedule I -- Investment Securities as of March 31, 1999

           Report of Independent Accountants

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION


23.  Exhibits:

     (a) Articles of Incorporation, as amended, filed June 1, 1995 as EX-99.B1-gschart to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

          Articles Supplementary, filed June 1, 1995 as EX-99.B1-gsarsupy to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

     (b) Bylaws, as amended, filed June 27, 1996 as EX-99.B2-gsbylaws to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

          Amendment to Bylaws attached hereto as EX-99B(b)gsbylaw2

     (c)  Not applicable

     (d) Investment Management filed June 1, 1995 as EX-99.B5-gsima to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

          Assignment of the Investment Management Agreement filed June 1, 1995 as EX-99.B5-gsassign to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

     (e) Underwriting Agreement, filed June 1, 1995 as EX-99.B6-gsua to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

     (f)  Not applicable

     (g)  Custodian Agreement, as amended, attached hereto as EX-99.B(g)-gsca

     (h) Shareholder Servicing Agreement, as amended, attached hereto as EX-99.B(h)-gsssa

          Fund Class A application, as amended, filed May 30, 1997 as EX-99.B9-gsappca to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

          Fund Class Y application, filed June 1, 1995 as EX-99.B9-gsappcy to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

          Fund NAV application, filed June 1, 1995 as EX-99.B9-gsappnav to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

          Fund Class Y Letter of Understanding, filed June 27, 1996 as EX-99.B9-gslou to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

          Accounting Services Agreement filed June 1, 1995 as EX-99.B9-gsasa to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

          Service Agreement filed by EDGAR July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A*

          Amendment to Service Agreement, filed June 1, 1995 as EX-99.B9-gssaa to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

     (i)  Not Applicable

     (j) Consent of Deloitte & Touche LLP, Independent Accountants, will be attached as EX-99.B(j)-gsconsnt in the 485(b) filing to be completed on June 28, 1999.

     (k)  Not Applicable

     (l)  Not Applicable

     (m) Service Plan, as restated, filed June 1, 1995 as EX-99.B15-gsspca to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class A shares filed June 29, 1998 as EX-99.B15-gsdsp to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*

     (n) The applicable Financial Data Schedule will be attached as EX-27.B17-gsfds in the 485(b) filing to be completed on June 28, 1999.

     (o) Multiple Class Plan, filed June 27, 1996 as EX-99.B18-gsmcp to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

24.  Persons Controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

25.  Indemnification
     ---------------

     Reference is made to Section (7) of Article SEVENTH of the Articles of Incorporation of Registrant, as amended, filed June 1, 1995 as EX-99.B1-gschart to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*, and to Article IV of the Underwriting Agreement, filed June 1, 1995 as EX-99.B6-gsua to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*; each of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers and employees and agents.

26.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

27.  Principal Underwriter
     ---------------------

     (a) Waddell & Reed, Inc. is the principal underwriter to the Registrant. It is also the principal underwriter to the following investment companies:

          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United New Concepts Fund, Inc.
          United Gold & Government Fund, Inc.
          United Municipal High Income Fund, Inc.
          United High Income Fund II, Inc.
          United Asset Strategy Fund, Inc.
          Waddell & Reed Funds, Inc.
          Advantage I
          Advantage II
          Advantage Plus

     (b) The information contained in the underwriter's application on Form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.  Management Services
     -------------------

     There is no service contract other than as discussed in Parts A and B of this Post-Effective Amendment and listed in response to Items (b)(9) and
     (b)(15) hereof.

30.  Undertakings
     ------------

     Not applicable


---------------------------------
*Incorporated herein by reference

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  November 18, 1998                        /s/Robert L. Hechler
                                                --------------------------
                                                Robert L. Hechler, President


/s/Keith A. Tucker                Chairman of the Board             November 18, 1998
-------------------                                                 -----------------
Keith A. Tucker


/s/Robert L. Hechler              President, Principal              November 18, 1998
--------------------              Financial Officer and             ----------------
Robert L. Hechler                 Director


/s/Henry J. Herrmann              Vice President and                November 18, 1998
--------------------              Director                          ----------------
Henry J. Herrmann


/s/Theodore W. Howard             Vice President, Treasurer         November 18, 1998
--------------------              and Principal Accounting          ----------------
Theodore W. Howard                Officer


/s/James M. Concannon             Director                          November 18, 1998
--------------------                                                ----------------
James M. Concannon


/s/John A. Dillingham             Director                          November 18, 1998
--------------------                                                ----------------
John A. Dillingham


/s/David P. Gardner               Director                          November 18, 1998
-------------------                                                 ----------------
David P. Gardner


/s/Linda K. Graves                Director                          November 18, 1998
--------------------                                                ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.             Director                          November 18, 1998
--------------------                                                ----------------
Joseph Harroz, Jr.


/s/John F. Hayes                  Director                          November 18, 1998
--------------------                                                ----------------
John F. Hayes


/s/Glendon E. Johnson             Director                          November 18, 1998
--------------------                                                ----------------
Glendon E. Johnson


/s/William T. Morgan              Director                          November 18, 1998
--------------------                                                ----------------
William T. Morgan


/s/Ronald C. Reimer               Director                          November 18, 1998
--------------------                                                ----------------
Ronald C. Reimer


/s/Frank J. Ross                  Director                          November 18, 1998
--------------------                                                ----------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz            Director                          November 18, 1998
--------------------                                                ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III            Director                          November 18, 1998
--------------------                                                ----------------
Frederick Vogel III



Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Assistant Secretary

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 30th day of April, 1999.

                     UNITED GOVERNMENT SECURITIES FUND, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                               ------------------------
                          Robert L. Hechler, President

      Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

      Signatures              Title
      ----------              -----

/s/Keith A. Tucker*           Chairman of the Board               April 30, 1999
----------------------                                            ----------------
Keith A. Tucker


/s/Robert L. Hechler*         President, Principal                April 30, 1999
----------------------        Financial Officer and               ----------------
Robert L. Hechler             Director


/s/Henry J. Herrmann*         Vice President and                  April 30, 1999
----------------------        Director                            ----------------
Henry J. Herrmann


/s/Theodore W. Howard*        Vice President, Treasurer           April 30, 1999
----------------------        and Principal Accounting            ----------------
Theodore W. Howard            Officer


/s/James M. Concannon*        Director                            April 30, 1999
------------------                                                ----------------
James M. Concannon


/s/John A. Dillingham*        Director                            April 30, 1999
------------------                                                ----------------
John A. Dillingham


/s/David P. Gardner*          Director                            April 30, 1999
------------------                                                ----------------
David P. Gardner


/s/Linda K. Graves*           Director                            April 30, 1999
------------------                                                ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.*        Director                            April 30, 1999
------------------                                                ----------------
Joseph Harroz, Jr.


/s/John F. Hayes*             Director                            April 30, 1999
-------------------                                               ----------------
John F. Hayes


/s/Glendon E. Johnson*        Director                            April 30, 1999
-------------------                                               ----------------
Glendon E. Johnson


/s/William T. Morgan*         Director                            April 30, 1999
-------------------                                               ----------------
William T. Morgan


/s/Ronald C. Reimer*          Director                            April 30, 1999
------------------                                                ----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.*        Director                            April 30, 1999
------------------                                                ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*        Director                            April 30, 1999
-------------------                                               ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*       Director                            April 30, 1999
-------------------                                               ----------------
Frederick Vogel III


*By
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:
   David R. Burford
   Assistant Secretary